STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP ESPP - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets:
Plan cash held by The Brink's Company	$ 199,874	$ 186,343
Receivables from participants	63	0
Total assets	199,937	186,343
Liabilities:
Payable to purchase shares	164,681	166,122
Payable to participants and other	35,256	20,221
Total liabilities	199,937	186,343
Net assets available for benefits	$ 0	$ 0